Subsequent Events	12 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events

(29) Subsequent events

(i) Disposal of 49% equity interest in Qingdao Huiju Laixi Intelligent Technology Co., Ltd.

On July 17, 2026, the Company entered into an equity interest sales and purchases agreement with a third party to dispose of its 49% equity interest in Qingdao Huiju Laixi Intelligent Technology Co., Ltd. The total cash consideration for the disposal is US$17 million (amount not presented in thousands). The disposal transaction was completed in late July 2026. This transaction constitutes a subsequent event after the reporting period ended June 30, 2026. The accounting impact of this disposal will be recognized in the Group’s consolidated financial statements for the fiscal year ending June 30, 2027.

(ii) Private Placement

On September 23, 2026, the Company entered into a securities purchase agreement with certain investor for a private placement offering of 3,878,856 Class A ordinary shares of the Company, par value US$0.09 per share (the “Placement Shares”), at a purchase price of US$12.89 per Placement Share, for gross proceeds of approximately US$50 million (amount not presented in thousands). The issuance is expected to close on or before December 31, 2026, subject to closing conditions.